UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2019 (November 4, 2019)

SERITAGE GROWTH PROPERTIES

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530 New York, New York		10110
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (212) 355-7800

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pursuant to the terms of the master lease (the “Holdco Master Lease”) between subsidiaries of Seritage Growth Properties (“Seritage” or the “Company”) and certain affiliates of Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Holdco recently exercised its rights under the Holdco Master Lease to terminate the Holdco Master Lease with respect to 29 stores totaling approximately 4.1 million square feet of gross leasable area.  The aggregate annual base rent at these stores is approximately $8.3 million, or 4.2% of the Company’s total annual base rent as of September 30, 2019, including all signed leases.  Holdco will continue to pay Seritage rent through March 1, 2020.  Pursuant to the Holdco Master Lease, 16 of the stores will be terminated without the payment of a termination fee by Holdco to Seritage and a termination fee equal to one year of the aggregate annual base rent, plus one year of estimated annual operating expenses, is payable to Seritage on the remaining 13 stores.

Taking into account one asset under contract for sale and three pending recapture notices, after giving effect to these terminations the Company will have 16 locations remaining under the Holdco Master Lease with an aggregate annual base rent of approximately $9.6 million, or approximately 6% of the Company’s total annual base rent as of September 30, 2019, including all signed leases.

Additional information regarding the foregoing terminations will be set forth in the Company’s Form 10-K for the year ending December 31, 2019, along with information regarding the Company’s recapture activity for such period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Matthew Fernand
Executive Vice President, General Counsel & Secretary

Date: November 8, 2019